Exhibit 99
OFG Bancorp Reports 2Q22 Results
SAN JUAN, Puerto Rico, July 21, 2022 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the second quarter ended June 30, 2022. EPS diluted was $0.84 compared to $0.76 in 1Q22 and $0.78 in 2Q21. Total core revenues were $146.3 million compared to $136.4 million in 1Q22 and $133.3 million in 2Q21.
CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “We had another strong quarterly performance in all our core businesses. Loans and deposits grew, net interest margin expanded, and banking and wealth management income rebounded. All this confirms an overall increase in business activity, driven by our solid strategic position and continuously improving customer experience. This quarter we increased our number of self-service banking kiosks and introduced digital commercial account opening. We also repurchased $30.6 million of shares, completing $64.1 million of our current $100 million buyback program. Capital metrics remain high. On a macro level, despite global headwinds, the Puerto Rico economic environment continues to trend positively.”
2Q22 Highlights

Net Interest Income of $115.1 million compared to $105.2 million in 1Q22 and $102.3 million in 2Q21. Net Interest Margin expanded to 4.80% from 4.47% in 1Q22 due to increased volume of loans and investments and FRB rate hikes.

Interest Income of $122.2 million compared to $112.9 million in 1Q22 and $113.5 million in 2Q21. Compared to 1Q22, 2Q22 interest income benefited from higher yields on higher average balances of loans and of investment securities, and higher average yields on cash.

Total Interest Expense of $7.1 million compared to $7.8 million in 1Q22 and $11.2 million in 2Q21. Compared to 1Q22, 2Q22 interest expense primarily reflected lower average balances and cost of borrowings.

Non-Interest Income of $36.2 million compared to $31.6 million in 1Q22 and $32.2 million in 2Q21. Compared to 1Q22, 2Q22 non-interest income primarily reflected higher banking service and wealth management revenues, lower mortgage banking revenues, and a $4.7 million gain on sale of a legacy branch building.

Pre-Provision Net Revenues of $66.0 million compared to $55.6 million in 1Q22 and $51.8 million in 2Q21.

Provision for Credit Losses of $6.7 million compared to $1.6 million in 1Q22 and a net benefit of $8.3 million in 2Q21. 2Q22 reflected increases of $5.1 million due to loan growth and $4.8 million in commercial specific reserves due to two loans placed in non-accrual, partly offset by a reduction of $4.9 million in qualitative adjustment and loss factors due to the improvement in the performance of loan portfolios and economic conditions in Puerto Rico.

Credit Quality: Net charge off and nonperforming loan rates increased to 0.27% and 1.61%, respectively, compared to 0.04% and 1.49% in 1Q22. 2Q22 NCOs of $4.5 million included $2.5 million from a previously reserved commercial loan sold during the quarter. 1Q22 NCOs of $0.6 million benefited from $3.9 million in recoveries from an acquired PCD loan and the final settlement of the sale of non-performing mortgage loans in 4Q21.

Non-Interest Expenses of $85.3 million compared to $81.2 million in 1Q22 and $82.7 million in 2Q21. The $4.1 million increase from 1Q22 primarily reflected higher compliance related professional expenses due to greater levels of business activity as well as higher technology expenses related to digital transformation.

Loans Held for Investment (EOP) of $6.70 billion compared to $6.55 billion in 1Q22 and $6.50 billion in 2Q21. Loans grew $154.7 million from 1Q22, primarily reflecting increases in commercial loans as well as increases in consumer and auto loans.

New Loan Origination of $587.2 million compared to $623.2 million in 1Q22 and $673.6 million in 2Q21, which included $32.7 million of PPP loans. 2Q22 reflected continued high levels of auto and consumer lending as well as commercial lending in Puerto Rico and the US.

Total Investments (EOP) of $1.73 billion compared to $1.26 billion in 1Q22 and $643.5 million in 2Q21. Investments grew $468.5 million from 1Q22, taking advantage of the higher yield environment.

Customer Deposits (EOP) of $9.02 billion compared to $8.97 billion in 1Q22 and $9.08 billion in 2Q21. Core deposits grew $51.3 million from 1Q22, reflecting increases in commercial and retail accounts.

Total Assets (EOP) of $10.25 billion compared to $10.19 billion in 1Q22 and $10.46 billion in 2Q21.

Capital: CET1 ratio was 12.80% compared to 13.24% in 1Q22 and 13.95% in 2Q21. The decline from 1Q22 reflected common stock repurchased during the quarter and an increase in risk weighted assets, partially offset by an increase in retained earnings. Tangible book value per share was $18.86 compared to $18.90 in 1Q22 and $18.13 in 2Q21. The slight decline from 1Q22 reflected the common stock repurchase and a reduction in other comprehensive income, partially offset by the increase in retained earnings.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 2Q22 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 459-5346 or (203) 518-9544. Conference ID: OFGQ222. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter.
OFG’s Financial Supplement, with full financial tables for the quarter ended June 30, 2022, and the 2Q22 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables

8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.
Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, and other natural disasters; (iv) competition in the financial services industry; and (v) the severity, magnitude and duration of the COVID-19 pandemic, and its impact on our operations, personnel, and customers.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2021, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 58th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder (sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our June 30, 2022 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

	Table of Contents
		Pages

OFG Bancorp (Consolidated Financial Information)
Table 1:	Financial and Statistical Summary - Consolidated	2-3
Table 2:	Consolidated Statements of Operations	4-5
Table 3:	Consolidated Statements of Financial Condition	6
Table 4:	Information on Loan Portfolio and Production	7-8
Table 5:	Average Balances, Net Interest Income and Net Interest Margin	9-10
Table 6:	Loan Information and Performance Statistics	11-13
Table 7:	Allowance for Credit Losses	14
Table 8:	Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital	15-16
Table 9:	Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1-8)	17

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2022		2022	2021	2021	2021
(Dollars in thousands, except per share data) (unaudited)		Q2		Q1	Q4	Q3	Q2
Statement of Operations
Net interest income		$115,094	(a)	$105,194	$104,199	$102,701	$102,251
Non-interest income, net (core)	(2)	31,214		31,201	36,751	32,016	31,054
Total core revenues	(3)	146,308	(a)	136,395	140,950	134,717	133,305
Non-interest expense		85,258		81,155	86,490	78,924	82,676
Pre-provision net revenues	(23)	66,046		55,645	55,809	56,298	51,772
Total provision for (recapture of) credit losses		6,691		1,551	7,199	(4,997)	(8,305)
Net income before income taxes		59,355		54,094	48,610	61,295	60,077
Income tax expense		18,923		16,573	15,330	19,624	19,250
Net income available to common stockholders		40,432		37,521	33,280	41,671	40,827
Common Share Statistics
Earnings per common share - basic	(4)	$0.84		$0.77	$0.67	$0.82	$0.79
Earnings per common share - diluted	(5)	$0.84		$0.76	$0.66	$0.81	$0.78
Average common shares outstanding		48,053	(b)	48,968	49,746	51,063	51,636
Average common shares outstanding and equivalents		48,389	(b)	49,484	50,299	51,516	52,048
Cash dividends per common share		$0.15		$0.15	$0.12	$0.12	$0.08
Book value per common share (period end)		$21.34		$21.37	$21.54	$21.08	$20.59
Tangible book value per common share (period end)	(6)	$18.86		$18.90	$19.08	$18.59	$18.13
Balance Sheet (Average Balances)
Loans	(7)	$6,640,440		$6,519,119	$6,452,128	$6,465,874	$6,598,569
Interest-earning assets		9,613,327		9,540,266	9,897,073	9,879,687	9,726,905
Total assets		10,207,579		10,113,750	10,418,274	10,492,502	10,356,879
Core deposits		8,946,517		8,808,547	9,084,282	9,103,221	8,963,336
Total deposits		8,957,883		8,819,913	9,095,648	9,114,587	8,997,842
Interest-bearing deposits		6,266,187		6,271,936	6,435,246	6,474,977	6,392,219
Borrowings		27,726		44,262	75,970	98,943	99,950
Stockholders' equity		1,032,270	(b)	1,066,278	1,066,764	1,068,618	1,083,452
Common stockholders' equity		1,032,270		1,066,278	1,066,764	1,066,361	1,046,835
Performance Metrics
Net interest margin	(8)	4.80%	(a)	4.47%	4.18%	4.12%	4.22%
Return on average assets	(9)	1.58%		1.48%	1.28%	1.59%	1.58%
Return on average tangible common stockholders' equity	(10)	17.70%		15.88%	14.11%	17.72%	17.78%
Efficiency ratio	(11)	58.27%		59.50%	61.36%	58.59%	62.02%
Full-time equivalent employees, period end		2,230		2,244	2,269	2,274	2,231
Credit Quality Metrics	(1)(22)
Allowance for credit losses		$159,039		$157,075	$155,937	$180,872	$191,717
Allowance as a % of loans held for investment		2.37%		2.40%	2.44%	2.82%	2.95%
Net charge-offs		$4,543		$577	$32,482	$6,051	$2,118
Net charge-off rate	(12)	0.27%		0.04%	2.01%	0.37%	0.13%
Early delinquency rate (30 - 89 days past due)		2.20%		1.97%	2.34%	2.06%	1.86%
Total delinquency rate (30 days and over)		3.68%		3.17%	3.71%	3.82%	3.90%
Capital Ratios (period end) (Non-GAAP)	(13)(21)
Leverage ratio		9.46%	(b)	9.54%	9.69%	9.33%	9.84%
Common equity Tier 1 capital ratio		12.80%	(b)	13.24%	13.77%	13.52%	13.95%
Tier 1 risk-based capital ratio		12.80%	(b)	13.24%	14.27%	14.03%	14.70%
Total risk-based capital ratio		14.05%	(b)	14.49%	15.52%	15.28%	15.95%
Tangible common equity ("TCE") ratio		8.85%	(b)	9.14%	9.69%	8.86%	9.06%
(a)During 2Q 2022, the Company purchased $350 million mortgage backed securities available for sale and $200 million US Treasury Notes held to maturity.
(b)During 2Q 2022, the Company repurchased $30.6 million of shares pursuant to its $100 million share buyback program.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		June 2022		June 2021
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$220,288	(a)	$200,449
Non-interest income, net (core)	(2)	62,415		60,512
Total core revenues		282,703	(a)	260,961
Non-interest expense		166,413		160,342
Pre-provision net revenues	(22)	121,691		102,717
Total provision for (recapture of) credit losses		8,242		(1,981)
Net income before income taxes		113,449		104,698
Income tax expense		35,496		33,498
Net income available to common stockholders		77,953		69,945
Common Share Statistics
Earnings per common share - basic	(3)	$1.61		$1.36
Earnings per common share - diluted	(4)	$1.59		$1.35
Average common shares outstanding		48,508	(b)	51,517
Average common shares outstanding and equivalents		48,933	(b)	51,885
Cash dividends per common share		$0.30	(c)	$0.16
Book value per common share (period end)		$21.34		$20.59
Tangible book value per common share (period end)	(5)	$18.86		$18.13
Balance Sheet (Average Balances)
Loans	(6)	$6,580,115		$6,617,002
Interest-earning assets		9,576,999		9,543,525
Total assets		10,160,924		10,181,437
Core deposits		8,877,913		8,750,551
Total deposits		8,889,279		8,790,750
Interest-bearing deposits		6,269,046		6,308,286
Borrowings		35,948	(d)	100,448
Stockholders' equity		1,049,180	(b)	1,092,201
Common stockholders' equity		1,049,180		1,033,083
Performance Metrics
Net interest margin	(7)	4.64%	(a)	4.24%
Return on average assets	(8)	1.53%		1.40%
Return on average tangible common stockholders' equity	(9)	16.78%		15.48%
Efficiency ratio	(10)	58.86%		61.44%
Full-time equivalent employees, period end		2,230		2,231
Credit Quality Metrics	(1)(21)
Allowance for credit losses		$159,039		$191,717
Allowance as a % of loans held for investment		2.37%		2.95%
Net charge-offs		$5,120		$11,233
Net charge-off rate	(11)	0.16%		0.34%
Early delinquency rate (30 - 89 days past due)		2.20%		1.86%
Total delinquency rate (30 days and over)		3.68%		3.90%
(a)During the six-month period ended June 30, 2022, the Company purchased $773 million mortgage backed securities available for sale and $200 million US Treasury Notes held to maturity.
(b)During the six-month period ended June 30, 2022, the Company repurchased $64.1 million of shares pursuant to its $100.0 million share buyback program.
(c)During the six-month period ended June 30, 2022, the Company increased its common stock quarterly dividend to $0.15 per share.
(d)During the six-month period ended June 30, 2022, the Company redeemed all outstanding $36.1 million subordinated capital notes prior to maturity.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

		Quarter Ended
(Dollars in thousands, except per share data) (unaudited)		June 30, 2022		March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Interest income:
Loans	(1)
Non-PCD loans		$91,788		$86,631	$84,914	$85,028	$85,175
PCD loans		19,569		20,934	22,660	22,905	24,880
Total interest income from loans		111,357		107,565	107,574	107,933	110,055
Investment securities		10,865	(a)	5,384	5,036	4,202	3,402
Total interest income		122,222		112,949	112,610	112,135	113,457
Interest expense:
Deposits
Core deposits		6,935		7,033	7,830	8,681	10,436
Brokered deposits		9		8	9	10	24
Total deposits		6,944		7,041	7,839	8,691	10,460
Borrowings		184		714	572	743	746
Total interest expense		7,128		7,755	8,411	9,434	11,206
Net interest income		115,094		105,194	104,199	102,701	102,251
Provision for (recapture of) credit losses, excluding PCD loans	(1)	12,486		8,399	(461)	(2,351)	(7,726)
(Recapture of) provision for credit losses on PCD loans	(1)	(5,795)		(6,848)	7,660	(2,646)	(579)
Total provision for (recapture of) credit losses		6,691		1,551	7,199	(4,997)	(8,305)
Net interest income after provision for credit losses		108,403		103,643	97,000	107,698	110,556
Non-interest income:
Banking service revenues		18,141		17,562	18,770	18,200	18,251
Wealth management revenues		8,270		7,857	11,774	7,619	8,263
Mortgage banking activities		4,803		5,782	6,207	6,197	4,540
Total banking and financial service revenues		31,214		31,201	36,751	32,016	31,054
Other income, net		4,996	(b)	405	1,349	505	1,143
Total non-interest income, net		36,210		31,606	38,100	32,521	32,197
Non-interest expense:
Compensation and employee benefits		34,730		34,768	34,160	33,745	32,919
Occupancy, equipment and infrastructure costs		12,861		11,916	12,424	12,078	12,528
General and administrative expenses		37,972	(c)	35,072	39,920	34,041	35,371
Foreclosed real estate and other repossessed assets (income) expenses		(1,404)		(1,482)	(1,122)	(2,163)	327
COVID 19 expenses		1,099		881	1,108	1,223	1,531
Total non-interest expense		85,258		81,155	86,490	78,924	82,676
Income before income taxes		59,355		54,094	48,610	61,295	60,077
Income tax expense		18,923		16,573	15,330	19,624	19,250
Net income available to common shareholders		$40,432		$37,521	$33,280	$41,671	$40,827
(a)Refer to “(a)” in Table 1-1.
(b)During 2Q 2022, the Company recognized $4.6 million in other income from the sale of a legacy branch building.
(c)During 2Q 2022, the Company recognized $2.2 million higher compliance related professional expenses due to greater levels of business activity.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)		Six-Month Period Ended
		June 30, 2022		June 30, 2021
Interest income:
Loans	(1)
Non-PCD loans		$178,419		$168,105
PCD loans		40,503		50,155
Total interest income from loans		218,922		218,260
Investment securities		16,249	(a)	6,173
Total interest income		235,171		224,433
Interest expense:
Deposits
Core deposits		13,968		22,297
Brokered deposits		17		187
Total deposits		13,985		22,484
Borrowings		898		1,500
Total interest expense		14,883		23,984
Net interest income		220,288		200,449
Provision for (Recapture of) credit losses, excluding PCD loans	(1)	20,885		(4,728)
(Recapture of) Provision for credit losses on PCD loans	(1)	(12,643)		2,747
Total provision for (recapture of) credit losses		8,242	(b)	(1,981)
Net interest income after provision for credit losses		212,046		202,430
Non-interest income:
Banking service revenues		35,703		34,748
Wealth management revenues		16,127		15,651
Mortgage banking activities		10,585		10,113
Total banking and financial service revenues		62,415		60,512
Other income, net		5,401	(c)	2,098
Total non-interest income, net		67,816		62,610
Non-interest expense:
Compensation and employee benefits		69,498		65,537
Occupancy, equipment and infrastructure costs		24,777		25,656
General and administrative expenses		73,044	(d)	65,571
Foreclosed real estate and other repossessed assets (income) expenses		(2,886)	(e)	278
COVID 19 expenses		1,980		3,300
Total non-interest expense		166,413		160,342
Income before income taxes		113,449		104,698
Income tax expense		35,496		33,498
Net income		77,953		71,200
Less: dividends on preferred stock		—		(1,255)
Net income available to common shareholders		$77,953		$69,945
(a)Refer to “a” in Table 1-2.
(b)During the six-month period ended June 30, 2022, the Company grew its loan portfolio balances, requiring higher provision for credit losses, among other factors evaluated.
(c)During the six-month period ended June 30, 2022, the Company recognized $4.6 million in other income from the sale of a legacy branch building.
(d)During the six-month period ended June 30, 2022, the Company recognized $2.0 million costs related to electronic banking and $3.1 million higher compliance related professional expenses due to greater levels of business activity.
(e)During the six-month period ended June 30, 2022, foreclosed real estate and other repossessed assets (income) expenses benefited from gain in real estate owned sales.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		June 30, 2022		March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Cash and cash equivalents		$1,307,281	(a)	$1,855,729	$2,023,650	$2,755,691	$2,767,693
Investments:
Trading securities		13		18	20	22	29
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,146,459	(a)	867,191	496,310	494,727	487,014
US treasury notes		10,733		10,763	10,825	10,875	10,910
Other investment securities		2,378		2,384	3,578	3,505	3,695
Total investment securities available-for-sale		1,159,570	(a)	880,338	510,713	509,107	501,619
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		351,016		359,806	367,507	375,214	125,138
US treasury notes		196,816	(a)	—	—	—	—
Total investment securities held-to-maturity		547,832	(a)	359,806	367,507	375,214	125,138
Equity securities		19,848		18,556	17,578	17,930	16,709
Total investments		1,727,263	(a)	1,258,718	895,818	902,273	643,495
Loans, net		6,585,210		6,449,130	6,329,311	6,282,485	6,354,040
Other assets:
Prepaid expenses		65,327		56,513	60,856	65,003	61,678
Deferred tax asset, net		76,101		87,608	99,063	128,663	144,799
Foreclosed real estate and repossessed properties		17,594		17,922	16,984	15,433	16,818
Premises and equipment, net		101,848		97,403	92,124	86,981	85,993
Goodwill		86,069		86,069	86,069	86,069	86,069
Other intangibles		31,800		33,947	36,093	38,545	40,995
Right of use assets		27,699		28,576	28,846	30,625	32,621
Servicing asset		49,280		49,446	48,973	48,227	47,712
Accounts receivable and other assets		172,302		169,059	181,933	166,870	179,900
Total assets		$10,247,774		$10,190,120	$9,899,720	$10,606,865	$10,461,813
Deposits:
Demand deposits		$5,459,104		$5,504,640	$5,204,340	$5,531,124	$5,337,691
Savings accounts		2,433,819		2,295,113	2,177,780	2,378,211	2,277,296
Time deposits		1,125,276		1,167,103	1,209,627	1,323,688	1,464,134
Brokered deposits		11,371		11,366	11,371	11,366	11,371
Total deposits		9,029,570		8,978,222	8,603,118	9,244,389	9,090,492
Borrowings:
Advances from FHLB and other borrowings		27,618		28,035	28,488	62,934	63,867
Subordinated capital notes		—		—	36,083	36,083	36,083
Total borrowings		27,618		28,035	64,571	99,017	99,950
Other liabilities:
Securities purchased but not yet received		—		—	—	31,565	—
Acceptances outstanding		27,150		29,858	35,329	24,371	27,703
Lease liability		29,538		30,287	30,498	32,167	34,052
GNMA buy-back option program liability	(25)	33,431		9,664	14,511	19,944	28,118
Accrued expenses and other liabilities		85,655		74,019	82,533	101,747	101,501
Total liabilities		9,232,962		9,150,085	8,830,560	9,553,200	9,381,816
Stockholders' equity:
Preferred stock		—		—	—	—	24,000
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		634,612		633,796	637,061	635,808	626,995
Legal surplus		125,365		121,389	117,677	114,485	110,235
Retained earnings		455,590		426,320	399,949	375,729	352,001
Treasury stock, at cost		(211,138)	(b)	(180,717)	(150,572)	(140,862)	(100,719)
Accumulated other comprehensive income, net		(49,502)		(20,638)	5,160	8,620	7,600
Total stockholders' equity		1,014,812		1,040,035	1,069,160	1,053,665	1,079,997
Total liabilities and stockholders' equity		$10,247,774		$10,190,120	$9,899,720	$10,606,865	$10,461,813
(a)Refer to “(a)” in Table 1-1.
(b)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Non-PCD:	(1)
Mortgage		$675,324	$694,613	$704,337	$731,445	$747,488
Mortgage GNMA buy-back option program	(25)	33,431	9,664	14,511	19,944	28,118
Commercial		2,388,281	2,256,011	2,088,106	1,954,804	1,903,866
Commercial Paycheck Protection Program (PPP Loans)	(24)	33,304	53,277	86,889	136,698	228,677
Consumer		498,404	454,959	408,759	373,672	366,037
Auto		1,791,052	1,732,859	1,693,029	1,667,113	1,618,788
		5,419,796	5,201,383	4,995,631	4,883,676	4,892,974
Less: Allowance for credit losses		(143,896)	(137,344)	(132,065)	(138,874)	(148,314)
Total non- PCD loans held for investment, net		5,275,900	5,064,039	4,863,566	4,744,802	4,744,660

PCD:	(1)
Mortgage		1,099,097	1,144,364	1,188,423	1,270,854	1,324,274
Commercial		174,282	190,626	204,335	239,554	260,627
Consumer		698	833	916	959	981
Auto		8,788	10,765	13,281	15,820	19,236
		1,282,865	1,346,588	1,406,955	1,527,187	1,605,118
Less: Allowance for credit losses	(1)	(15,143)	(19,731)	(23,872)	(41,998)	(43,403)
Total PCD loans held for investment, net		1,267,722	1,326,857	1,383,083	1,485,189	1,561,715
Total loans held for investment		6,543,622	6,390,896	6,246,649	6,229,991	6,306,375
Mortgage loans held for sale		26,947	26,761	51,096	35,031	37,885
Other loans held for sale		14,641	31,473	31,566	17,463	9,780
Total loans, net		$6,585,210	$6,449,130	$6,329,311	$6,282,485	$6,354,040

Loan Portfolio Summary:
Loans held for investment:
Mortgage		$1,774,421	$1,838,977	$1,892,760	$2,002,299	$2,071,762
Mortgage GNMA buy-back option program	(25)	33,431	9,664	14,511	19,944	28,118
Commercial		2,562,563	2,446,637	2,292,441	2,194,358	2,164,493
Commercial Paycheck Protection Program (PPP Loans)	(24)	33,304	53,277	86,889	136,698	228,677
Consumer		499,102	455,792	409,675	374,631	367,018
Auto		1,799,840	1,743,624	1,706,310	1,682,933	1,638,024
		6,702,661	6,547,971	6,402,586	6,410,863	6,498,092
Less: Allowance for credit losses		(159,039)	(157,075)	(155,937)	(180,872)	(191,717)
Total loans held for investment, net		6,543,622	6,390,896	6,246,649	6,229,991	6,306,375
Mortgage loans held for sale		26,947	26,761	51,096	35,031	37,885
Other loans held for sale		14,641	31,473	31,566	17,463	9,780
Total loans, net		$6,585,210	$6,449,130	$6,329,311	$6,282,485	$6,354,040

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Six-Month Period Ended
(Dollars in thousands) (unaudited)		June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Loan production	(14)
Mortgage		62,835	$63,883	$78,991	$85,535	$103,837	$126,718	$199,688
Commercial		143,796	175,531	238,356	154,146	218,425	319,327	302,245
Commercial PPP Loans		—	—	—	16	32,712	—	158,978
Commercial US Loans		90,952	108,390	79,264	100,066	109,522	199,342	154,363
Consumer		96,571	97,108	80,688	50,630	38,038	193,679	65,530
Auto		193,031	178,288	155,390	165,854	171,104	371,319	320,461
Total		$587,185	$623,200	$632,689	$556,247	$673,638	$1,210,385	$1,201,265

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

		2022 Q2			2022 Q1			2021 Q4			2021 Q3			2021 Q2
(Dollars in thousands) (unaudited)		Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents		$1,546,036	$2,984	0.77%	$2,072,112	$929	0.18%	$2,553,118	$944	0.15%	$2,699,144	$986	0.14%	$2,519,406	$706	0.11%
Investment securities		1,426,851	7,881	2.21%	949,035	4,455	1.88%	891,827	4,092	1.84%	714,669	3,216	1.80%	608,930	2,696	1.77%
Loans held for investment	(1)
Non-PCD loans		5,315,401	91,788	6.93%	5,113,715	86,631	6.87%	4,953,279	84,914	6.80%	4,899,312	85,028	6.89%	4,937,602	85,175	6.92%
PCD loans		1,325,039	19,569	5.91%	1,405,404	20,934	5.96%	1,498,849	22,660	6.05%	1,566,562	22,905	5.85%	1,660,967	24,880	5.99%
Total loans		6,640,440	111,357	6.73%	6,519,119	107,565	6.69%	6,452,128	107,574	6.62%	6,465,874	107,933	6.62%	6,598,569	110,055	6.69%
Total interest-earning assets		$9,613,327	$122,222	5.10%	$9,540,266	$112,949	4.80%	$9,897,073	$112,610	4.51%	$9,879,687	$112,135	4.50%	$9,726,905	$113,457	4.68%

Interest bearing liabilities:
Deposits
NOW accounts		$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%	$2,792,966	$2,239	0.32%	$2,754,985	$2,288	0.33%	$2,542,018	$2,259	0.36%
Savings accounts		2,296,903	1,289	0.23%	2,248,193	1,198	0.22%	2,359,959	1,289	0.22%	2,330,121	1,639	0.28%	2,236,281	2,097	0.38%
Time deposits		1,146,522	1,834	0.64%	1,199,340	2,057	0.70%	1,270,955	2,464	0.77%	1,378,505	2,916	0.84%	1,579,414	4,243	1.08%
Brokered deposits		11,366	9	0.30%	11,366	8	0.30%	11,366	9	0.30%	11,366	10	0.34%	34,506	24	0.28%
		6,266,187	5,306	0.34%	6,271,936	5,403	0.35%	6,435,246	6,001	0.37%	6,474,977	6,853	0.42%	6,392,219	8,623	0.54%
Non-interest bearing deposit accounts		2,691,696	—	—	2,547,977	—	—	2,660,402	—	—	2,639,610	—	—	2,605,623	—	—
Fair value premium and core deposit intangible amortization		—	1,638	—	—	1,638	—	—	1,838	—	—	1,838	—	—	1,837	—
Total deposits		8,957,883	6,944	0.31%	8,819,913	7,041	0.32%	9,095,648	7,839	0.34%	9,114,587	8,691	0.38%	8,997,842	10,460	0.47%
Borrowings
Advances from FHLB and other borrowings		27,726	184	2.66%	28,184	193	2.77%	39,887	279	2.78%	62,860	450	2.84%	63,867	452	2.84%
Subordinated capital notes		—	—	—%	16,078	521	13.15%	36,083	293	3.23%	36,083	293	3.21%	36,083	294	3.27%
Total borrowings		27,726	184	2.66%	44,262	714	6.54%	75,970	572	2.99%	98,943	743	2.98%	99,950	746	2.99%
Total interest-bearing liabilities		$8,985,609	$7,128	0.32%	$8,864,175	$7,755	0.35%	$9,171,618	$8,411	0.36%	$9,213,530	$9,434	0.41%	$9,097,792	$11,206	0.49%
Interest rate spread			$115,094	4.78%		$105,194	4.45%		$104,199	4.15%		$102,701	4.09%		$102,251	4.19%
Net interest margin				4.80%			4.47%			4.18%			4.12%			4.22%

Core deposits: (Non-GAAP)
Deposits
NOW accounts		$2,811,396	$2,174	0.31%	$2,813,037	$2,140	0.31%	$2,792,966	$2,239	0.32%	$2,754,985	$2,288	0.33%	$2,542,018	$2,259	0.36%
Savings accounts		2,296,903	1,289	0.23%	2,248,193	1,198	0.22%	2,359,959	1,289	0.22%	2,330,121	1,639	0.28%	2,236,281	2,097	0.38%
Time deposits		1,146,522	1,834	0.64%	1,199,340	2,057	0.70%	1,270,955	2,464	0.77%	1,378,505	2,916	0.84%	1,579,414	4,243	1.07%
		6,254,821	5,297	0.34%	6,260,570	5,395	0.35%	6,423,880	5,992	0.37%	6,463,611	6,843	0.42%	6,357,713	8,599	0.54%
Non-interest bearing deposit accounts		2,691,696	—	—	2,547,977	—	—	2,660,402	—	—	2,639,610	—	—	2,605,623	—	—
Total core deposits		$8,946,517	$5,297	0.24%	$8,808,547	$5,395	0.25%	$9,084,282	$5,992	0.26%	$9,103,221	$6,843	0.30%	$8,963,336	$8,599	0.38%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

		2022 YTD			2021 YTD
(Dollars in thousands) (unaudited)		Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents		$1,807,621	$3,913	0.44%	$2,362,788	$1,301	0.11%
Investment securities		1,189,263	12,336	2.07%	563,735	4,872	1.73%
Loans held for investment	(1)
Non-PCD loans		5,215,115	178,419	6.90%	4,915,722	168,105	6.90%
PCD loans		1,365,000	40,503	5.93%	1,701,280	50,155	5.90%
Total loans		6,580,115	218,922	6.71%	6,617,002	218,260	6.65%
Total interest-earning assets		$9,576,999	$235,171	4.95%	$9,543,525	$224,433	4.74%

Interest bearing liabilities:
Deposits
NOW accounts		$2,812,212	$4,314	0.31%	$2,470,244	$4,652	0.38%
Savings accounts		2,272,683	2,487	0.22%	2,120,764	4,220	0.40%
Time deposits		1,172,785	3,891	0.67%	1,677,079	9,748	1.17%
Brokered deposits		11,366	17	0.30%	40,199	187	0.94%
		6,269,046	10,709	0.34%	6,308,286	18,807	0.60%
Non-interest bearing deposit accounts		2,620,233	—	—	2,482,464	—	—%
Fair value premium and core deposit intangible amortization		—	3,276	—	—	3,677	—
Total deposits		8,889,279	13,985	0.32%	8,790,750	22,484	0.52%
Borrowings
Securities sold under agreements to repurchase		—	—	—%	—	—	—%
Advances from FHLB and other borrowings		27,954	377	2.71%	64,365	911	2.86%
Subordinated capital notes		7,994	521	13.15%	36,083	589	3.29%
Total borrowings		35,948	898	5.04%	100,448	1,500	3.01%
Total interest-bearing liabilities		$8,925,227	$14,883	0.34%	$8,891,198	$23,984	0.54%
Interest rate spread			$220,288	4.61%		$200,449	4.20%
Net interest margin				4.64%			4.24%

Core deposits: (Non-GAAP)
Deposits
NOW accounts		$2,812,212	$4,314	0.31%	$2,470,244	$4,652	0.38%
Savings accounts		2,272,683	2,487	0.22%	2,120,764	4,220	0.40%
Time deposits		1,172,785	3,891	0.67%	1,677,079	9,748	1.17%
		6,257,680	10,692	0.34%	6,268,087	18,620	0.60%
Non-interest bearing deposit accounts		2,620,233	—	—%	2,482,464	—	—%
Total core deposits		$8,877,913	$10,692	0.24%	$8,750,551	$18,620	0.43%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics (1)

		2022		2022	2021	2021	2021
(Dollars in thousands) (unaudited)		Q2		Q1	Q4	Q3	Q2
Net Charge-offs	(22)
Non-PCD
Mortgage:
Charge-offs		$259		$3	$4,573	$160	$268
Recoveries		(335)		(2,074)	(416)	(419)	(193)
Total mortgage		(76)		(2,071)	4,157	(259)	75
Commercial:
Charge-offs		2,907	(a)	544	550	7,518	653
Recoveries		(456)		(192)	(418)	(558)	(996)
Total commercial		2,451		352	132	6,960	(343)
Consumer:
Charge-offs		3,307		2,659	2,144	2,370	2,897
Recoveries		(795)		(655)	(743)	(894)	(697)
Total consumer		2,512		2,004	1,401	1,476	2,200
Auto:
Charge-offs		6,428		7,890	7,288	4,989	5,170
Recoveries		(5,565)		(4,891)	(6,282)	(5,874)	(5,997)
Total auto		863		2,999	1,006	(885)	(827)
Total		$5,750		$3,284	$6,696	$7,292	$1,105

PCD
Mortgage:
Charge-offs		$183		$1,134	$15,010	$1,008	$1,742
Recoveries		(1,026)		(845)	(452)	(641)	(184)
Total mortgage		(843)		289	14,558	367	1,558
Commercial:
Charge-offs		—		34	12,123	68	6
Recoveries		(249)		(3,023)	(746)	(1,316)	(430)
Total commercial		(249)		(2,989)	11,377	(1,248)	(424)
Consumer:
Charge-offs		8		39	—	—	—
Recoveries		(13)		(23)	(42)	(219)	(33)
Total consumer		(5)		16	(42)	(219)	(33)
Auto:
Charge-offs		75		114	140	124	226
Recoveries		(185)		(137)	(247)	(265)	(314)
Total auto		(110)		(23)	(107)	(141)	(88)
Total		$(1,207)		$(2,707)	$25,786	$(1,241)	$1,013

Total Net Charge-offs		$4,543		$577	$32,482	$6,051	$2,118
Net Charge-off Rates	(22)
Mortgage		-0.20%		-0.38%	3.79%	0.02%	0.30%
Commercial		0.34%		-0.43%	1.95%	0.97%	-0.13%
Consumer		1.98%		1.75%	1.29%	1.26%	2.17%
Auto		0.17%		0.69%	0.21%	-0.25%	-0.23%
Total		0.27%		0.04%	2.01%	0.37%	0.13%
Average Loans Held For Investment	(22)
Mortgage		$1,809,228		$1,885,159	$1,972,889	$2,047,272	$2,147,927
Commercial		2,555,575		2,450,177	2,362,120	2,360,642	2,443,407
Consumer		506,588		461,890	421,824	400,582	400,365
Auto		1,769,049		1,721,893	1,695,295	1,657,378	1,606,870
Total		$6,640,440		$6,519,119	$6,452,128	$6,465,874	$6,598,569
(a)During 2Q 2022, the Company charged-off $2.5 million for a previously reserved amount on a commercial loan sold.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans) (1)

		2022	2022	2021	2021	2021
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Early Delinquency (30 - 89 days past due)
Mortgage		$13,941	$13,788	$16,565	$15,233	$16,556
Commercial		6,001	2,600	4,736	4,150	3,715
Consumer		7,766	6,485	5,273	4,985	4,885
Auto		91,407	79,491	90,272	76,262	66,068
Total		$119,115	$102,364	$116,846	$100,630	$91,224
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.97%	1.96%	2.30%	2.03%	2.13%
Commercial		0.25%	0.12%	0.23%	0.21%	0.20%
Consumer		1.56%	1.43%	1.29%	1.33%	1.33%
Auto		5.10%	4.59%	5.33%	4.57%	4.08%
Total		2.20%	1.97%	2.34%	2.06%	1.86%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$36,178	$39,004	$45,521	$58,146	$60,892
GNMA's buy-back option program	(25)	33,431	9,664	14,511	19,944	28,118
Total mortgage		69,609	48,668	60,032	78,090	89,010
Commercial		13,243	16,061	14,129	13,742	21,549
Consumer		9,744	8,446	7,246	6,987	7,200
Auto		106,637	91,855	103,733	87,672	73,259
Total		$199,233	$165,030	$185,140	$186,491	$191,018
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		5.10%	5.54%	6.33%	7.74%	7.85%
GNMA's buy-back option program	(25)	4.72%	1.37%	2.02%	2.65%	3.63%
Total mortgage		9.82%	6.91%	8.35%	10.39%	11.48%
Commercial		0.55%	0.71%	0.68%	0.70%	1.13%
Consumer		1.96%	1.86%	1.77%	1.87%	1.97%
Auto		5.95%	5.30%	6.13%	5.26%	4.53%
Total		3.68%	3.17%	3.71%	3.82%	3.90%
Nonperforming Assets	(15)
Mortgage		$33,344	$36,775	$39,394	$51,612	$52,773
Commercial		47,206	34,892	37,603	28,472	37,858
Consumer		1,987	2,030	2,303	2,203	2,466
Auto		15,329	12,495	19,829	12,055	7,606
Total nonperforming loans		97,866	86,192	99,129	94,342	100,703
Foreclosed real estate		15,061	15,297	15,039	13,904	15,093
Other repossessed assets		2,533	2,625	1,945	1,528	1,725
Total nonperforming assets		$115,460	$104,114	$116,113	$109,774	$117,521
Nonperforming Loan Rates
Mortgage		4.70%	5.22%	5.48%	6.87%	6.80%
Commercial		1.98%	1.55%	1.80%	1.46%	1.99%
Consumer		0.40%	0.45%	0.56%	0.59%	0.67%
Auto		0.86%	0.72%	1.17%	0.72%	0.47%
Total loans		1.81%	1.66%	1.98%	1.93%	2.06%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics (1)

		2022	2021	2021	2021	2021
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Nonperforming PCD Loans	(15)
Mortgage		$261	$310	$334	$2,030	$2,067
Commercial		10,057	10,877	12,545	36,798	34,502
Total nonperforming loans		$10,318	$11,187	$12,879	$38,828	$36,569
Nonperforming PCD Loan Rates
Mortgage		0.02%	0.03%	0.03%	0.16%	0.16%
Commercial		5.77%	5.71%	6.14%	15.36%	13.24%
Total		0.80%	0.83%	0.92%	2.54%	2.28%
Total PCD Loans Held for Investment	(22)
Mortgage		$1,099,097	$1,144,364	$1,188,423	$1,270,854	$1,324,274
Commercial		174,282	190,626	204,335	239,554	260,627
Consumer		698	833	916	959	981
Total loans		$1,274,077	$1,335,823	$1,393,674	$1,511,367	$1,585,882

		2022	2022	2021	2021	2021
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Total Nonperforming Loans	(15)
Mortgage		$33,605	$37,085	$39,728	$53,642	$54,840
Commercial		57,263	45,769	50,148	65,270	72,360
Consumer		1,987	2,030	2,303	2,203	2,466
Auto		15,329	12,495	19,829	12,055	7,606
Total nonperforming loans		$108,184	$97,379	$112,008	$133,170	$137,272
Total Nonperforming Loan Rates
Mortgage		1.86%	2.01%	2.08%	2.65%	2.61%
Commercial		2.21%	1.83%	2.11%	2.80%	3.02%
Consumer		0.40%	0.45%	0.56%	0.59%	0.67%
Auto		0.85%	0.72%	1.16%	0.72%	0.46%
Total		1.61%	1.49%	1.75%	2.08%	2.11%
Total Loans Held for Investment	(22)
Mortgage		$1,807,852	$1,848,641	$1,907,271	$2,022,243	$2,099,880
Commercial		2,595,867	2,499,914	2,379,330	2,331,056	2,393,170
Consumer		499,102	455,792	409,675	374,631	367,018
Auto		1,799,840	1,743,624	1,706,310	1,682,933	1,638,024
Total loans		$6,702,661	$6,547,971	$6,402,586	$6,410,863	$6,498,092

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses (1)

	Quarter Ended June 30, 2022
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$14,952	$37,097	$21,100	$64,195	$137,344
(Recapture of) provision for credit losses	(3,122)	7,368	4,521	3,535	12,302
Charge-offs	(259)	(2,907)	(3,307)	(6,428)	(12,901)
Recoveries	335	456	795	5,565	7,151
Balance at end of period	$11,906	$42,014	$23,109	$66,867	$143,896

Allowance for credit losses PCD:
Balance at beginning of period	$15,881	$3,622	$31	$197	$19,731
(Recapture of) provision for credit losses	(4,183)	(1,444)	(16)	(152)	(5,795)
Charge-offs	(183)	—	(8)	(75)	(266)
Recoveries	1,026	249	13	185	1,473
Balance at end of period	$12,541	$2,427	$20	$155	$15,143

Allowance for credit losses summary:
Balance at beginning of period	$30,833	$40,719	$21,131	$64,392	$157,075
(Recapture of) provision for credit losses	(7,305)	5,924	4,505	3,383	6,507
Charge-offs	(442)	(2,907)	(3,315)	(6,503)	(13,167)
Recoveries	1,361	705	808	5,750	8,624
Balance at end of period	$24,447	$44,441	$23,129	$67,022	$159,039
Allowance coverage ratio	1.35%	1.71%	4.63%	3.72%	2.37%
Allowance coverage ratio excluding PPP loans (Non-GAAP)	1.35%	1.73%	4.63%	3.72%	2.38%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2022		2022	2021	2021	2021
(Dollars in thousands) (unaudited)	Q2		Q1	Q4	Q3	Q2
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,014,812	(a)	$1,040,035	$1,069,160	$1,053,665	$1,079,997
Less: Intangible assets	(117,869)		(120,016)	(122,162)	(124,614)	(127,064)
Noncumulative perpetual preferred stock	—		—	—	—	(24,000)
Noncumulative perpetual preferred stock issuance costs	—		—	—	—	7,453
Tangible common equity	$896,943		$920,019	$946,998	$929,051	$936,386

Common shares outstanding at end of period	47,554	(a)	48,673	49,636	49,977	51,661
Tangible book value per common share (Non-GAAP)	$18.86	(a)	$18.90	$19.08	$18.59	$18.13
Total Assets to Tangible Assets
Total assets	$10,247,774		$10,190,120	$9,899,720	$10,606,865	$10,461,813
Less: Intangible assets	(117,869)		(120,016)	(122,162)	(124,614)	(127,064)
Tangible assets (Non-GAAP)	$10,129,905		$10,070,104	$9,777,558	$10,482,251	$10,334,749
Non-GAAP TCE Ratio
Tangible common equity	$896,943	(a)	$920,019	$946,998	$929,051	$936,386
Tangible assets	10,129,905		10,070,104	9,777,558	10,482,251	10,334,749
TCE ratio	8.85%		9.14%	9.69%	8.86%	9.06%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,032,270	(a)	$1,066,278	$1,066,764	$1,068,618	$1,083,452
Less: Average noncumulative perpetual preferred stock	—		—	—	(3,391)	(44,923)
Average noncumulative perpetual preferred stock issuance costs	—		—	—	1,134	8,306
Average total common stockholders' equity	$1,032,270		$1,066,278	$1,066,764	$1,066,361	$1,046,835
Less: Average intangible assets	(118,750)		(120,874)	(123,201)	(125,723)	(128,311)
Average tangible common equity	$913,520		$945,404	$943,563	$940,638	$918,524
(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2022		2022	2021		2021	2021
(Dollars in thousands) (unaudited)		Q2		Q1	Q4		Q3	Q2
Regulatory Capital Metrics
Common equity Tier 1 capital		$960,015	(a)	$955,221	$964,284	(a)	$931,884	$957,238
Tier 1 capital		960,015	(a)	955,221	999,284	(a)	966,884	1,008,785
Total risk-based capital	(16)	1,053,766	(a)	1,045,437	1,086,897	(a)	1,053,184	1,094,786
Risk-weighted assets		7,499,171		7,214,692	7,004,876		6,893,254	6,861,890
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(17)	12.80%		13.24%	13.77%		13.52%	13.95%
Tier 1 risk-based capital ratio	(18)	12.80%		13.24%	14.27%		14.03%	14.70%
Total risk-based capital ratio	(19)	14.05%		14.49%	15.52%		15.28%	15.95%
Leverage ratio	(20)	9.46%		9.54%	9.69%		9.33%	9.84%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity	(1)	$1,014,812	(a)	$1,040,035	$1,069,160	(a)	$1,053,665	$1,079,997
Plus:CECL transition adjustment	(21)	20,557		20,557	27,409		29,111	31,471
Less:Noncumulative perpetual preferred stock		—		—	—		—	(24,000)
Noncumulative perpetual preferred stock issuance costs		—		—	—		—	7,453
Unrealized gains on available-for-sale securities, net of income tax		49,606		20,522	(5,663)		(9,330)	(8,408)
Unrealized losses on cash flow hedges, net of income tax		(104)		116	503		710	808
		1,084,871		1,081,230	1,091,409		1,074,156	1,087,321
Less:Disallowed goodwill		(86,069)		(86,069)	(86,069)		(86,069)	(86,069)
Disallowed other intangible assets, net		(22,997)		(24,384)	(25,771)		(26,938)	(28,555)
Disallowed deferred tax assets, net		(15,790)		(15,556)	(15,285)		(29,265)	(15,459)
Common equity Tier 1 capital		960,015		955,221	964,284		931,884	957,238
Plus:Qualifying noncumulative perpetual preferred stock		—		—	—		—	24,000
Qualifying noncumulative perpetual preferred stock issuance costs		—		—	—		—	(7,453)
Subordinated capital notes		—		—	35,000		35,000	35,000
Tier 1 capital		960,015		955,221	999,284		966,884	1,008,785
Plus tier 2 capital: Qualifying allowance for loan and lease losses		93,751		90,216	87,613		86,300	86,001
Total risk-based capital		$1,053,766		$1,045,437	$1,086,897		$1,053,184	$1,094,786
(a)Refer to “(b)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	On January 1, 2020, the Company implemented ASU No. 2016-13: Measurement of Credit Losses on Financial Instruments "(CECL)" using the modified retrospective approach. CECL replaces the concept of purchased credit impaired loans (PCI) with the concept of purchased financial assets with credit deterioration (PCD). PCD accounting is called ‘gross-up accounting’ because, at acquisition, an entity grosses up the amortized cost basis of the PCD asset for the initial estimate of credit losses. This Day 1 allowance for credit losses is established without an income statement effect. The Company elected to maintain previously existing pools on adoption, therefore the pool continues to be the unit of account, and the allowance and non-credit discount or premium is not allocated to the individual assets. These loans are not classified as delinquent or nonperforming even though the customer may be contractually past due because we expect that we will fully collect the carrying value of these loans.
(2)	Total banking and financial service revenues.
(3)	Net interest income plus non-interest income, net (core)
(4)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(5)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(6)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(7)	Information includes all loans held for investment, including PCD loans.
(8)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(9)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(10)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(11)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(12)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(14)	Production of new loans (excluding renewals).
(15)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(16)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(17)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(18)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(19)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(20)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(21)	In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(22)	CECL replaced the concept of purchased credit impaired loans (PCI assets) with the concept of purchased financial assets with credit deterioration (PCD assets). An entity records a PCD asset at the purchase price plus the allowance for credit losses expected at the time of acquisition. Under this method, there is no credit loss expense affecting net income on acquisition. Changes in estimates of expected credit losses after acquisition are recognized as credit loss expense (or reversal of credit loss expense) in subsequent periods as they arise.
(23)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(24)	PPP loans are fully guaranteed by the SBA and risk-weighted at 0%.
(25)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.